SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

DAILY JOURNAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

South Carolina	0-14665	95-4133299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 South Grand Avenue, 34th Floor
Los Angeles, California 90071-1560
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (213) 624-7715

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, filed on August 14, 2002 by Daily Journal Corporation (the “Company”) was accompanied by a certification by Gerald L. Salzman, President, Chief Executive Officer and Chief Financial Officer of the Company, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of the certification is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAILY JOURNAL CORPORATION

By:	GERALD L. SALZMAN

Name:	Gerald L. Salzman
Title:	President

Dated: August 14, 2002

EXHIBIT INDEX

Exhibit Number	Description
99.1	Certification by Chief Executive Officer and Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

2